Exhibit 31.1
Certification
of Chief Executive
Officer
Pursuant
to Section
302 of the
Sarbanes-Oxley
Act of
2002
I, Luis de
la Aguilera,
certify
that:
1.
I have reviewed
this Quarterly
Report
on Form
10-Q of
USCB Financial Holdings,
Inc.;
2.
Based
on my knowledge,
this report does
not contain
any untrue statement
of
a material fact
or omit to state
a material fact
necessary
to
make
the
statements
made,
in
light
of
the
circumstances
under
which
such
statements
were
made,
not
misleading
with
respect
to
the period
covered
by
this report;
3.
Based
on my knowledge,
the financial
statements,
and other financial
information
included in this
report, fairly
present
in all
material
respects
the financial
condition,
results of
operations
and cash
flows
of
the registrant
as
of,
and for,
the periods
presented
in this
report;
4.
The
registrant’s
other
certifying
officer
and
I
are
responsible
for
establishing
and
maintaining
disclosure
controls
and
procedures
(as defined
in Exchange
Act
Rules 13a-15(e)
and
15d-15(e))
and internal
control
over
financial
reporting (as
defined
in Exchange
Act
Rules 13a-15(f) and 15d-15(f)) for
the registrant
and have:
a)
designed
such
disclosure
controls
and
procedures,
or
caused
such
disclosure
controls
and
procedures
to
be
designed
under
our
supervision,
to
ensure
that
material
information
relating
to
the
registrant,
including
its
consolidated
subsidiaries, is made known to
us by others within those entities, particularly
during the period in which
this report
is being
prepared;
b)
designed
such internal control
over financial reporting,
or caused such
internal control
over financial reporting
to be
designed
under our supervision,
to provide
reasonable assurance
regarding
the reliability
of
financial reporting
and
the
preparation
of
financial
statements
for
external
purposes
in accordance
with
generally
accepted
accounting
principles;
c)
evaluated
the effectiveness
of
the registrant’s
disclosure
controls
and procedures
and presented
in this
report
our
conclusions
about the effectiveness
of
the disclosure controls
and procedures,
as of
the end of
the period covered
by
this report
based
on such
evaluation;
and
d)
disclosed
in this
report
any
change
in the
registrant’s
internal
control
over financial
reporting
that occurred
during
the registrant’s
most recent
fiscal
quarter (the registrant’s
fourth fiscal
quarter in the case of
an Annual Report) that
has
materially
affected,
or is
reasonably
likely
to
materially
affect,
the registrant’s
internal
control
over
financial
reporting;
and
5.
The
registrant’s
other certifying
officer
and I
have
disclosed,
based on
our
most recent
evaluation
of
internal
control
over
financial
reporting,
to
the registrant’s
auditors
and
the
audit
committee
of
the
registrant’s
board
of
directors
(or
persons
performing
the equivalent
functions):
a)
All
significant
deficiencies
and
material
weaknesses
in
the
design
or
operation
of
internal
control
over
financial
reporting
which are
reasonably
likely
to adversely
affect
the registrant’s
ability to
record,
process,
summarize
and
report
financial
information;
and
b)
Any fraud, whether
or not material, that
involves
management or
other employees who
have a significant
role in the
registrant’s
internal control
over financial
reporting.
/s/
Luis de
la Aguilera
Luis de
la Aguilera
Chairman,
President
and Chief
Executive
Officer
Date:
November
6, 2026